UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 10, 2009

AMBASSADORS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	No. 0-33347	91-1957010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dwight D. Eisenhower Bldg., 2001 South Flint Rd., Spokane, WA		99224
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(509) 568-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In the Form 10-Q filed by the Company on May 8, 2009, it was reported that, in the action brought against the Company by Allen Hill and Sheryl Hill, the plaintiffs filed an application to amend the complaint to add a claim for punitive damages.  On June 10, 2009, the court ruled that the plaintiff may add a claim for punitive damages.  The Company intends to continue to vigorously defend this lawsuit.  The ultimate outcome of this case and any financial impact on the Company, should the plaintiffs prevail, cannot be determined or predicted at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS GROUP, INC.
Date: June 12, 2009	By:	/s/ Chadwick J. Byrd
CHADWICK J. BYRD CHIEF FINANCIAL OFFICER